EXHIBIT 23



                    CONSENT OF INDEPENDENT AUDITORS


  We consent to the incorporation by reference in this Annual
Report on Form 10-K of First Keystone Corporation of our report dated January 10, 2001, included in the 2000 Annual Report to Stockholders of First Keystone Corporation.






                                /s/ J. H. Williams & Co., LLP
March 28, 2001                  J. H. Williams & Co., LLP
Kingston, Pennsylvania          Certified Public Accountants



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